Exhibit 99.3

From:

  “Rick E. Hughes” <rickehughes@gmail.com>

To:

  cwalstrand@networld.com, “queen b” <queenb_84010@yahoo.com>

Subject:

  FW: Resignation

Date:

  Thu, 4 May 2006 06:02:38 -0400

Resignation of Jack Dulworth

From: JackDulworth@aol.com [mailto:JackDulworth@aol.com]

Sent: Monday, May 01, 2006 3:33 PM

To: jaibhagat@air2lan.com; DLatham@deltacapital.com; rickehughes@gmail.com

Cc: ghogan@hogandev.com; lgt@uswo.net; dperlyn@nathansfamous.com; tim@pisula.com

Subject: Resignation

I hereby resign the Board of Directors of U.S. Wireless Online, Inc.

I am willing to participate in DIP financing and do no want to have any conflicts. I remain available to help in any way.

Thanks,

Jack B. Dulworth